AGREEMENT


               This AGREEMENT (this "Agreement") dated as of August 27, 1997 (the "Agreement") by and between Genta Incorporated, a Delaware corporation (the "Company"), and Sharon B. Webster, Ph.D. (the "Consultant");

               WHEREAS, the Consultant has served as a director of the Company for a number of years and has considerable and invaluable knowledge of the business and history of the Company;

               WHEREAS, the Company desires that it be able to call upon the experience and knowledge of the Consultant with respect to the Company from time to time, in accordance with the terms hereof; and

               WHEREAS, the Consultant is willing to render such services to the Company on the terms and conditions hereinafter set forth in this Agreement;

               NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

               1.  Term.   Subject  to   paragraph  5,  from  the  date  of  the
Consultant's resignation from the Board of Directors of the Company (the "Commencement Date") and continuing for a 1 (one) year period (the "Term"), the Consultant shall be retained by the Company as a consultant as provided in this Agreement.

               2. Position and Responsibilities. The Consultant hereby agrees to make available to the Company and its directors during the Term the benefit of the Consultant's knowledge of the Company's and its subsidiaries' affairs, provided that, except for telephone inquiries, the Consultant shall not be required to devote more than 1 (one) day per calendar month.

               3. Compensation. At the commencement of this Agreement, the Company shall issue to the Consultant 15,500 shares of Genta common stock and shall pay the Consultant $4,000. Furthermore, during the Term of this Agreement, the Company shall pay the Consultant at a rate of $1,000 per month. Subject to
Section 4, the Consultant shall not be entitled to receive any other payment or benefits. The Consultant acknowledges that all stock options previously granted to her by the Company are hereby cancelled.

               4. Expenses. Subject to the Company's prior approval, the Consultant shall be reimbursed for necessary and reasonable expenses incurred by the Consultant in connection with the performance of her duties hereunder including, without limitation, reasonable travel expenses and shall receive an additional $2,500 per day for any in-person attendance at any meeting of the Company.


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               5.  Termination.  This Agreement and the  Consultant's  retention hereunder may be immediately terminated by the Company upon the Consultant's breach of this Agreement.

               6. Confidentiality. The Consultant acknowledges that the Company possesses and will continue to possess information that has been created, discovered, developed, acquired or otherwise become known to the Company (including, without limitation, information created, discovered, developed or made known to the Consultant during the period the Consultant was associated with the Company including, without limitation, during the term of this Agreement), which information has commercial business value. All such information, which relates either to (A) the business and operations of the Company, including without limitation, strategies, forecasts, potential new products, unpublished financial statements, budgets, projections, patent applications filed by the Company, legal advice rendered to the Company, licenses, prices, costs, and supplier lists, or (B) information disclosed by representatives of the Company to the Consultant relating to its activities in the field of single mismatch discrimination and in the control of gene expression using steric blockers is hereinafter called "Proprietary Information".

               In consideration of the compensation received by the Consultant from the Company and the covenants contained in this Agreement, the Consultant agrees as follows:

               (a) All Proprietary Information is and shall continue to be the sole property of the Company and its assigns, and the Company and its assigns are and shall continue to be the sole owner of all rights in connection therewith. The Consultant shall maintain in strictest confidence any and all Proprietary Information and shall not disclose the same to any third party; provided, however, that the obligation of confidentiality by the Consultant shall not apply to any information, documents, materials or things otherwise within the definition of Proprietary Information but which:

                      (i) Consultant receives at any time from a third party lawfully in possession of same and having the right to disclose same;

                      (ii) is, as of the effective date of this Agreement, in the public domain, or subsequently enters the public domain through no fault of the Consultant;

                      (iii) has been previously approved by the Company in writing to be released from the confidentiality obligations hereunder; or

                      (iv) is required to be disclosed to (or by) a court or other governmental authority, provided reasonable notice of the impending disclosure is provided to the Company, and the Company has agreed to such disclosure in writing or has exhausted its right to contest such disclosure.


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               (b) The  Consultant  hereby  agrees  that  she  will  not use any
Proprietary   Information,   including  any  Proprietary  Information  that  the
Consultant learns or develops in the course of the performance of the Consultant's duties under this Agreement, except exclusively for the purpose contemplated by this Agreement (and then only for the benefit of the Company) and for no other purpose. The Consultant further agrees that she will not intentionally use any confidential information learned by her in connection with her association with the Company in any manner detrimental to the Company.

               (c) All documents, records, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to the Consultant by the Company or produced by the Consultant or others in connection with her association with the Company shall be and remain the sole property of the Company. The Consultant will, upon request by the Company, return to the Company all documents, notes, drawings, specifications, programs, data, customer lists and other materials of any nature pertaining to her association and work with the Company, including any copies of such materials, and the Consultant shall not use any of the foregoing or any reproduction of any of the foregoing.

               All obligations of the parties under this Section 6 shall survive expiration or termination of the Agreement and shall continue in effect for a period of five (5) years from the Commencement Date.

               7. Non Public Information. The Consultant recognizes that in the course of her duties hereunder, she may receive from the Company or others information which may be considered "material, nonpublic information" concerning a public company that is subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended. The Consultant agrees not to:

               (a) Buy or sell any security, option, bond or warrant while in possession of relevant material, nonpublic information received from the Company or others in connection herewith;

               (b) Provide the Company with information with respect to any public company that may be considered material, nonpublic information, unless first specifically agreed to in writing by the Company; or

               (c) Provide any person with material, nonpublic information, received from the Company, including any relative, associate or other individual who intends to, or may, (a) trade securities with respect to the Company which is the subject of such information, or (b) otherwise directly or indirectly benefit from such information.

               This Section shall survive the termination of this Agreement.

               8. Indemnification Agreement. The Company hereby confirms the continuing validity of the Indemnification Agreement dated October 4, 1989 (the "Indemnification Agreement") by and between the Company and the Consultant and agrees to


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indemnify  the  Consultant  to the  fullest  extent  permitted  by law  for  any liability of the Company which may in the future be asserted against the Consultant. Furthermore the Company confirms that, pursuant to its Restated Certificate of Incorporation, the Consultant is not personally liable to the Company or any of its stockholders for monetary damages for breach of duty as a director, except for liability:

               (a) for any breach of the director's duty of loyalty to the Company and its stockholders;

               (b) for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law;

               (c) under Section 174 of the Delaware General Corporation Law, relating to the improper payment of dividends or improper redemption; or

               (d) for any transaction from which the director derived an improper personal benefit.

               9. Release. The Consultant hereby releases and forever discharges the Company, its subsidiaries and each of their respective past and present directors, officers, shareholders, employees, agents, attorneys, servants, predecessors, successors and assigns, and each of them separately and collectively (hereinafter referred to separately and collectively as the "Releasees") from any and all claims, liens, causes of action, obligations, damages and liabilities that the Consultant may have against any of the Releasees except under the Consultant's Indemnification Agreement and this Agreement (the "Remaining Obligations"). Without limiting the foregoing, the Consultant acknowledges that no Releasee has any obligation to the Consultant under any agreements previously entered into, other than the Remaining Obligations. The Company hereby releases and forever discharges the Consultant and her agents, attorneys, servants, predecessors, successors and assigns, and each of them separately and collectively (hereinafter referred to separately and collectively as the "Releasors"), from any and all claims, liens, causes of action, obligations, damages and liabilities that the Releasees may have against the Consultant except under applicable law and the Remaining Obligations.

               10. Waiver. The Consultant and the Company expressly waive all rights under section 1542 of the Civil Code of California, which provides:

               " A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               The Consultant and the Company acknowledge that this Agreement is intended to include and discharge certain claims as set forth in Section 9 which the parties hereto do not know or suspect to exist at the time of execution and expressly assumes all risks attendant

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to release of claims  arising  out of facts  occurring  at any time prior to the execution of this Agreement which are unknown, unforeseen or latent.

               11. Sale of Securities. Subject to any requirements of law in relation to the sale of securities, the Company will relieve the Consultant of her contractual obligation previously entered into requiring that the Consultant not sell any common stock held in the Company (the "Common Stock") for a period of 2 (two) years, provided, however, that, the Consultant hereby agrees that from the Commencement Date until all of the Consultant's Common Stock has been sold, the Consultant:

               (a) will not sell, contract to sell, grant any option for the sale of or otherwise dispose of directly or indirectly, more than 5000 shares of common stock in any week (subject to adjustment for stock splits and the like);

               (b) will not, directly or indirectly, through related parties, or otherwise sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company; or

               (c) will not otherwise engage in any transaction which involves hedging of the Consultant's position in any equity security of the Company.

               12. Specific Performance. The Consultant acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of Section 6 would be inadequate and, in recognition of this fact, the Consultant agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

               13. Binding Effect. This Agreement shall bind all of the Consultant's heirs, executors, administrators, successors and assigns; and it shall inure to the benefit of each Releasee and, in addition all heirs, executors, administrators and assigns of each Releasee who is an individual.

               14. Non-disparagement. The Consultant and the Company promise not to make any written or oral statements, whether or not true, that disparage the other's reputation or work product.

               15. Withholding Taxes. All payments made under this Agreement shall be subject to reduction to reflect taxes required to be withheld by law.

               16.  Miscellaneous.

                    (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles

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of  conflicts  of law.  The  Consultant  hereby  consents  to be  subject to the jurisdiction of the courts of the State of New York.

                    (b) Entire Agreement; Amendment; Survival. The Consultant warrants that no promise, inducement or agreement not expressed herein has been made in connection with this Agreement; that this Agreement constitutes the entire agreement between the Consultant and the Company with respect to the consulting arrangement contemplated hereby and the other matters covered hereby and that this Agreement cancels and supersedes all prior communications or understandings between the Company and the Consultant with respect to such subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the aforesaid subject matter other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto. The provisions of Sections 6, 7, 8, 9, 11 and 14 of this
Agreement shall survive any termination of this Agreement and shall survive beyond the expiration of the Term.

                    (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term of any other term of this Agreement.

                    (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                    (e) Successors; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors and assigns. This agreement may not be assigned by the Consultant.

                    (f) Counterparts; Effectiveness. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.


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               IN WITNESS  WHEREOF,  the parties  hereto have duly executed this
Agreement as of the day and year first above written.

                                    Consultant:


                                    ----------------------------------
                                    By: Sharon B. Webster, Ph.D.



                                    Genta Incorporated:


                                    ----------------------------------
                                    By: Michael S. Weiss
                                    Its: Interim Chairman


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